Exhibit 32

                Certification Required by 18 U.S.C. Section 1350

In connection with the Annual Report of Global Payment Technologies, Inc. ("Registrant") on Form 10-K for the year ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                  s/Stephen Nevitt
                                 ---------------------------------------
                                 Stephen Nevitt
                                 President and Chief Executive Officer


                                 s/William L. McMahon
                                 ---------------------------------------
                                 William L. McMahon
                                 Vice President and Chief Financial Officer







Date: January 12, 2007
      ----------------



A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to Global Payment Technologies, Inc. and will be retained by Global Payment Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.